UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2014

Adamas Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36399	42-1560076
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2200 Powell Street, Suite 220 Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 450-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws.

Amendment and Restatement of Certificate of Incorporation

On April 15, 2014, Adamas Pharmaceuticals, Inc., a Delaware corporation (the “Company”), filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of shares of its common stock. The Company’s board of directors and stockholders previously approved the Restated Certificate effective as of and contingent upon the closing of the Company’s initial public offering.  A copy of the Restated Certificate is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of April 15, 2014, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the Company’s initial public offering of shares of its common stock. The Company’s board of directors and stockholders previously approved the Restated Bylaws effective as of and contingent upon the closing of the Company’s initial public offering. A copy of the Restated Bylaws is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Adamas Pharmaceuticals, Inc.
3.2(1)	Amended and Restated Bylaws of Adamas Pharmaceuticals, Inc.

(1) Previously filed as Exhibit 3.4 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-194342), filed with the Commission on March 5, 2014, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adamas Pharmaceuticals, Inc.

Dated: April 15, 2014
	By:	/s/ Anthony Rimac
Anthony Rimac
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Adamas Pharmaceuticals, Inc.
3.2(1)	Amended and Restated Bylaws of Adamas Pharmaceuticals, Inc.

(1) Previously filed as Exhibit 3.4 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-194342), filed with the Commission on March 5, 2014, and incorporated herein by reference.